Exhibit 99.2

 First Quarter 2019 Earnings Presentation                                    CONFIDENTIAL  May 2019

 The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete. This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current view with respect to certain events that could have an effect on our future financial performance. These statements relate to expectations concerning matters that are not historical fact and may include the words or phrases such as “will,” “should,” “expects,” “believes,” “anticipates,” “plans,” “intends,” “estimates,” “approximately,” “our planning assumptions,” “future outlook,” and similar expressions. Except for historical information, matters discussed in such statements are forward-looking statements. All of these forward-looking statements are based largely on information currently available to our management and on our current expectations, assumptions, estimates, judgments and projections about our business and our industry, and are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those currently anticipated. While we believe these expectations, assumptions, estimates, judgments and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect our share price. Accordingly, there is no assurance that our expectations will, in fact, occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include among other things, competition in the markets in which we operate; our ability to maintain agent relationships on terms consistent with those currently in place; our ability to maintain banking relationships necessary for us to conduct our business; credit risks from our agents and the financial institutions with which we do business; bank failures, sustained financial market illiquidity, or illiquidity at our clearing, cash management or custodial financial institutions; new technology or competitors that disrupt the current ecosystem; cyber-attacks or disruptions to our information technology, computer network systems and data centers; our success in developing and introducing new products, services and infrastructure; customer confidence in our brand and in consumer money transfers generally; our ability to maintain compliance with the regulatory requirements of the jurisdictions in which we operate or plan to operate; international political factors or implementation of tariffs, border taxes or restrictions on remittances or transfers of money out of the United States; changes in tax laws and unfavorable outcomes of tax positions we take; political instability, currency restrictions and devaluation in countries in which we operate or plan to operate; weakness in U.S. or international economic conditions; change or disruption in international migration patterns; our ability to protect our brand and intellectual property rights; our ability to retain key personnel; and other factors described in the “Risk Factors” section in periodic reports we file with the Securities and Exchange Commission. All statements other than statements of historical fact included in this press release are forward-looking statements including, but not limited to, expected financial outlook for the year 2019 and all forward-looking statements that are made or attributable to us are expressly qualified in their entirety by this cautionary notice. Any forward-looking statement that we make in this press release speaks only as of May 14, 2019. We undertake no obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements made herein, whether as a result of new information, future events or otherwise.This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to Slides 19 and 20 of this presentation for a reconciliation of Adjusted EBITDA to net income (loss). Adjusted EBITDA is defined as net income (loss) before depreciation and amortization, interest expense, income taxes, and also adjusted to add back certain charges and expenses, such as transaction costs and non-cash compensation costs, as these charges and expenses are not considered a part of our core business operations and are not an indicator of ongoing, future company performance.  Safe Harbor Statement / Non-GAAP Financial Measures

On Track to Execute on 2019 Strategic Priorities

- Priority #1 is to continue driving core growth initiatives
  - Long runway ahead
  - Core expansion in both growth and stronghold states
  - Continued growth opportunity secondary and tertiary LatAM markets

- Expanding our breadth and depth of service
  - Outbound US is live to Africa and plan to launch Canada in Q2
  - New products with our general purpose reloadable card (GPR), online and white label capabilities

- Enhanced infrastructure and operating efficiency
  - New Active / Active network and data center capabilities
  - Banking service optimization

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 Review of Key Performance Indicators  Revenue and Adjusted EBITDA growth of 22% year-over-year  Intermex continued to aggregate share in Mexico / Guatemala  Key growth initiatives across new products and markets  IMXI shares have appreciated nearly 20% since initial listing  Growth  Market Share  Expansion  Returns

 Intermex Growth Story  Money Transfer Transactions  Volume   (# In millions)  ($ in millions)  Adjusted EBITDA reflects add-backs for one-time, non-recurring items. Please see pages 19 and 20 for more detail and reconciliation.  Revenue  Adjusted EBITDA(1)  ($ in millions)    ($ in millions)  24%   23%  22%   22%

     2014  2018  1Q19    14.0%  24.0%(3)  25.5%(3)  All Others  86.0%  76.0%  74.5%      2014  2018  1Q19    7.9%  17.4%(3)  18.0%(3)  All Others  92.1%  82.6%  82.0%  Favorable, Fragmented Competitive Landscape  LAC Market Landscape  Intermex enjoys a strong and growing position across key target markets  Intermex Share of Key Target Markets (2)  Total Market Size:~$90 Billion (1)  LAC Countries - 2018      Mexico Market Share Breakdown  Guatemala Market Share Breakdown    World Bank (2018). Reflects estimated LAC market size as of April 2019.Management estimated market share of remittances as of 2018.Source: Banco de Guatemala, Banco de Mexico and World Bank 2018    Country  Size(US$B)1  Region  MEX   35.7   40%  GUA   9.6   11%  DOM   6.8   8%  COL   6.4   7%  ELS   5.5   6%  HON   4.7   5%  PRU   3.2   4%  ECU   3.1   3%  HAI   3.0   3%  BRA   2.9   3%  JAM   2.5   3%  NIC   1.5   2%  BOL   1.3   1%  OTHER   3.6   4%

First Quarter 2019 Performance Highlights

- Generated impressive year-over-year growth of key metrics:
  - 22.1% revenue growth
  - 21.9% Adjusted EBITDA growth(1)
  - 23.3% growth in remittance volume
  - Net income of $3.2 million vs. a net loss of $540 thousand in Q1 2018
  - Basic and fully diluted EPS of $0.09 vs. a loss of $0.03 in Q1 2018

- Adjusted EBITDA margin remained relatively flat year-over-year at 15.8%(1)

- Year-to-date as of March 31, Intermex has captured 45% of the total growth in US to Mexico remittance volume and 51% of the total growth in US to Guatemala remittance volume.(2)

- Launched our outbound business to Africa, which includes Nigeria, Ghana, Ethiopia and Kenya

(1) Adjusted EBITDA reflects add-backs for one-time, non-recurring items. Please see pages 19 and 20 for more detail and reconciliation
(2) Source: Banco de Mexico, Banco de Guatemala, World Bank US outbound volumes and Intermex company data

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Market Share and Percent Of Industry Growth Tier I Countries

Mexico Remittance Volume Growth



17.4%
18.0%
14.9%
12.1%
9.7%
7.9%
$3,123
$3,079
$2,188
$1,546
$1,208
$510
80%
20%
57%
43%
61%
39%
62%
38%
59%
41%
55%
45%
2014
2015
2016
2017
2018
Q1 2019

Guatemala Remittance Volume Growth



25.5%
24.0%
21.6%
18.8%
15.4%
14.0%
$992
$934
$792
$671
$397
$168
67%
33%
74%
26%
57%
43%
59%
41%
58%
42%
49%
51%
2014
2015
2016
2017
2018
Q1 2019

Intermex Volume Growth | All Others Volume Growth | Intermex Market Share

- Intermex outperforms market growth in its core markets of Mexico and Guatemala.
- A consistent and large portion of the growth in the Mexico market is captured by Intermex.

(1) Source: Banco de Guatemala and Banco de Mexico – US originating Volume

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 Reiterating 2019 Financial Guidance  Adjusted EBITDA reflects add-backs for one-time, non-recurring items. Please see pages 19 and 20 for more detail and reconciliation  $320-$330 million Revenue  $54-$58 million Adjusted EBITDA(1)

 Warrant Exchange Highlights  Exchange offer expired April 25, 2019Announced completion and settlement of the exchange in April 30 press releaseExchanged 8.9 million or 99.5% of the outstanding warrantsIssued 1.8 million common shares and made an approximately $10 million cash payment in conformance with the offerExtinguishing the warrants leaves stock options as the only source of volatility in our share countBased on achieving the consensus target of $17 by year end, these options would add approximately 300,000 fully diluted shares to the current count of roughly 38M

 Appendix

 Intermex Overview  Leading Money Transfer service provider to the $90B US to Latin America and Caribbean corridor (LAC)(1)Unique and differentiated approach has driven rapid market share growthImpressive Financial Performance – Revenue CAGR of 31% from 2013 - 2018    1Q18  1Q19  Revenue  $56.0M  $68.3M  AdjustedEBITDA(2)  $8.8M  $10.8M  Adjusted EBITDA Growth(2)  21%  22%  AdjustedEBITDA Margin %(2)  15.7%  15.8%  Money Transfer Transactions  5.0M  6.2M  Remittance Volume  $1.7B+  $2.2B+  Countries acrossLatin America  17  17  Total Employees  588  723          To 17 Latin American Countries  Sending Side  Receiving Side  Mexico(Elektra, BanCoppel)  Other Latin American Countries  Guatemala(Banrural, Banco Industrial)  Paying Agent Network  Computer Orders    Sending Agent Network  2 Call Centers(Mexico / Guatemala)  Computer Orders  32 Company Stores(U.S.)  Phone/Fax Orders   Efficient, High Growth Platform  El Salvador and Honduras  World Bank (2018). Reflects LAC market size as of 2018.Adjusted EBITDA reflects add-backs for one-time, non-recurring items. Please see pages 19 and 20 for more detail and reconciliation.   Licensed in 50 U.S. states, DC and Puerto Rico, served through a sending agent base of independent, non-exclusive agents and 32 company stores

Intermex – Evolution of a Market Leader

History of sustained market share growth provides a strong platform for future growth

($ in millions)



2009 – 2012
Revenue CAGR: 8%
2013 – 2018
Revenue CAGR: 31%
$55.7
$57.9
$61.9
$70.6
$82.8
$98.3
$124.2
$165.4
$215.5
$273.9
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Early Years

- Intermex was founded in 1994 as a money transfer provider headquartered in Miami, Florida
- Acquired Servimex, Americana and Maniflo and expanded into 13 new U.S. states
- Opened call centers in Mexico and Guatemala
- Completed re-engineering and business model shift to focus on efficient agents and profitability
- Investment in innovative and highly scalable technology

Foundation
Inception - 2012

Expansion

- Further market penetration into western and northeastern U.S.
- Economic recovery sets in, providing backdrop for market growth
- Acceleration of market share gains
- Increased proprietary payor network coverage and penetration
- Launched differentiated Customer Management platform and loyalty program to capture additional customers
- Began developing mobile / online strategy

Accelerated Growth
2013 - Present

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 Core Strengths of the Story      Since 2011, Intermex has grown in excess of the industry while sustaining strong margins and increasing transaction growth to Mexico  This is driven by our disciplined approach to expansion which focuses on prioritizing agent productivity and consistently growing transactions per agent  Our technology infrastructure allows for the dependable transfer of money with one of the lowest cancellation rates in the industry  Additional growth opportunities, including the expansion of ancillary products as well as a focus on developing B2B processing relationships and growing our online presence, allow for confidence in continued growth  Intermex’s highly differentiated approach, along with its unique and efficient platform, has allowed the Company to significantly grow scale and profitability  Core growth opportunity exists in the continued growth in stronghold states while increasing our market share in growth states

 Global Remittance Market  The World Bank. “Migration and Remittances Factbook 2016.” The World Bank. “Bilateral Remittance Matrix - 2017” accessed on May 17, 2018  247M  $613BUSD  $148BUSD  $31BUSD  people live outside of their country of birth.(1)  estimated amount of remittances sent, worldwide in 2017(2)  was sent from the U.S. alone(2)   was sent from the U.S. to Mexico in 2017, the largest remittance corridor in the world(2)

Customer Transaction Flow

Illustrative example of $375 transaction to Mexico

$375

U.S. Customer sends $375 to Mexico through:

- In person wire transfers
- Online money transfers

$375
+$10 fee

Agent records $375 transaction to Mexico and charges the customer $385 and provides customer with transaction code.

Intermex processes transaction through proprietary platform with an integrated regulatory compliance model and payer network relationships.

- Intermex earns $10.00 Fee Revenue plus ~$2.50 Foreign Exchange Spread Revenue
- Intermex pays sending and paying agent commissions

$375

$375 is wired to Mexico. Customer picks up money with transaction code in local currency.

Intermex earns $5.05 net on $12.50 gross revenue

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Consolidated Balance Sheets

 Consolidated Statements of Operations

 Net Income (Loss) to Adj. EBITDA Reconciliation

 Net Income(Loss) to Adj. EBITDA Reconciliation